U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 9, 2009

ADA-ES, INC.

(Name of registrant as specified in its charter)

Colorado	000-50216	84-1457385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8100 SouthPark Way, Unit B, Littleton, Colorado    80120

(Address of principal executive offices)    (Zip Code)

Registrant’s telephone number, including area code: (303) 734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE FOR THE FILING OF FORM 8-K/A

This Form 8-K/A is filed by ADA-ES, Inc. to correct Item 7.01 which originally reported a simultaneous live webcast of ADA-ES, Inc.’s presentation at the Rodman & Renshaw Annual Global Investment Conference in New York, NY. The presentation will not be presented simultaneously on the Company’s website at www.adaes.com.

Item 7.01	Regulation FD Disclosure.

On September 9, 2009 ADA-ES will present at the Rodman & Renshaw Annual Global Investment Conference in New York. A copy of the presentation materials was filed as exhibit 99.1 to the original Form 8-K dated September 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 9, 2009

ADA-ES, Inc. Registrant

/s/ Mark H. McKinnies
Mark H. McKinnies
Senior Vice President and Chief Financial Officer